THE TRANSLATION GROUP, LTD.
                             A DELAWARE CORPORATION

     AMENDED AND RESTATED 1995 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

      1. PURPOSE. The name of the plan is the Amended and Restated 1995 Incentive and Non-Qualified Stock Option Plan (the "Plan"). The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentive to the employees, Consultants and non-employee directors of The Translation Group Ltd., a Delaware corporation, and its subsidiaries (collectively, the "Company"), and to promote the success of the Company's business. It is anticipated that providing such persons with a direct link with the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthen their desire to remain with the Company.

      2. DEFINITIONS. As used in this Plan, the following definitions shall apply:


         (a) "ACT" means the Securities Exchange Act of 1934, as amended.

         (b) "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

         (c) "AWARDEE" means the recipient of an Award.

         (d) "BOARD" means the Board of Directors of the Company.

         (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

         (f) "COMMISSION" means the United States Securities and Exchange Commission.

         (g) "COMMON STOCK" means the common stock of the Company, par value $0.01 per share.

         (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; PROVIDED that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (i) "CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR" means the absence of any interruption or termination of service as an employee, Consultant or non-employee director, as applicable. Continuous Status as an Employee, Consultant or non-employee director shall not be considered interrupted in the case of sick leave or military leave, any other leave provided pursuant to a written policy of the Company in effect at the time of determination, or any other leave of absence approved by the Board or the Plan

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Administrator;  PROVIDED  that  such  leave is for a period of not more than the greater of (i) 90 days or (ii) the date of the resumption of such service upon the expiration of such leave which is guaranteed by contract or statute or is provided in a written policy of the Company.

         (j) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (k) "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Commission.

         (l) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

         (m) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

         (n) "STOCK APPRECIATION RIGHT" or "SAR" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an award granted under Section 12 hereof.

         (o) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. SCOPE OF PLAN. Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 2,500,000 and such Shares are hereby made available and shall be reserved for issuance under this Plan. The Shares may be authorized but unissued, or reacquired, Common Stock. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Options with respect to no more than 200,000 shares of Common Stock may be granted to any one individual during any one calendar-year period.

         If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of other Options, Restricted Stock Awards, Stock Awards or Performance Share Awards under this Plan.

      4. ADMINISTRATION OF PLAN.

         (A) PROCEDURE. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) promulgated under the Act (the "Plan Administrator").

         (B) POWERS OF PLAN ADMINISTRATOR. Subject to the provisions of this Plan, the Plan Administrator shall have full and final authority in its discretion to:

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             (i) grant Awards under the Plan;

             (ii)  determine,   upon  review  of  relevant  information  and  in
accordance with Section 7 below, the Fair Market Value of the Common Stock;

             (iii) determine the exercise price per share of Options and SARs to be granted, in accordance with this Plan;

             (iv) select the directors, officers, employees and Consultants to whom, and the time or times at which, Awards shall be granted and the number of shares to be represented by each Award;

             (v) cancel, with the consent of the Awardee, outstanding Awards and grant new Awards in substitution therefor;

             (vi) interpret this Plan and any Award under the Plan;

             (vii) accelerate or defer (with the consent of Awardee) the exercise date of any Option;

             (viii) prescribe, amend and rescind rules and regulations relating to this Plan;

             (ix)  impose  limitations  on  Awards,   including  limitations  on
transfer and repurchase provisions and extend the exercise period within which Stock Options and SARs may be exercised;

             (x) determine the terms and provisions of each Award (which need not be identical) by which Options, SARs or Shares shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price and the obligation of any Optionee to sell purchased Shares to the Company upon specified terms and conditions) of any Option;

             (xi) require withholding from or payment by an Awardee of any federal, state or local taxes;

             (xii) appoint and compensate agents, counsel, auditors or other specialists as the Plan Administrator deems necessary or advisable;

             (xiii) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option, in such manner and to such extent the Plan Administrator determines is necessary to carry out the purposes of this Plan, and;

             (xiv) construe and interpret this Plan, any agreement relating to any Award, and make all other determinations deemed by the Plan Administrator to be necessary or advisable for the administration of this Plan, even in conflict with an express provision of the Plan.

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         (C)   EFFECT   OF  PLAN   ADMINISTRATOR'S   DECISION.   All   decisions
determinations and interpretations of the Plan Administrator shall be final and binding on all Awardees and any other holders of any Awards granted under this Plan.

         (D) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Plan Administrator, in its discretion, may delegate to the Chairman of the Company or the Chief Operating Officer all or part of the Plan Administrator's authority and duties with respect to granting Awards to individuals who are not subject to the reporting provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the Chairman or Chief Operating Officer that were consistent with the terms of the Plan.

      5. ELIGIBILITY.

         (a) Directors, officers, employees and consultants of the Company or its Subsidiaries who, in the opinion of the Plan Administrator, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan. In addition, non-employee directors are eligible to receive an automatic grant of Stock Options pursuant to Section 9 hereof.

         (b) Anything to the contrary notwithstanding, each non-employee director who is first elected or appointed to serve as a director shall automatically be granted Non-Qualified Stock Options to purchase 5,000 shares of Stock. The Option exercise price for Options granted to non-employee directors under the Plan will be equal the Fair Market Value of the Stock on the date of grant. Options granted to non-employee directors under the foregoing provisions will be granted on the date that such non-employee director is first elected or appointed to serve as a director and will vest in equal annual installments over three years commencing on the anniversary of the date of grant and will expire ten years after grant, subject to earlier termination if the optionee ceases to serve as a director.

         (c) Each Option granted under Section 5(b) above shall be a Nonstatutory Stock Option. Each other Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) This Plan shall not confer upon any Awardee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause. The terms of this Plan or any Awards granted hereunder shall not be construed to give any Awardee the right to any benefits not specifically provided by this Plan or in

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any manner modify the Company's  right to modify,  amend or terminate any of its pension or retirement plans.

      6. EFFECTIVENESS OF PLAN. The amendments to this Plan shall become effective upon its adoption by the Board of Directors of the Company (such adoption to include the approval of at least two non-employee directors) and the approval thereof by vote of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting to be duly held (or through written consents in lieu of a meeting) in accordance with the applicable laws of the State of Delaware. Such meeting shall be held within twelve months of the adoption of the Plan by the Board of Directors.

      7.  EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Plan Administrator as follows:

             (i) In the case of an Incentive Stock Option granted to any employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (ii) With respect to (i) above, the per Share exercise price is subject to adjustment as provided in Section 10 below. For purposes of this
Section 7(a), if an Option is amended to reduce the exercise price, the date of grant of such option shall thereafter be considered to be the date of such amendment.

         (b) FAIR MARKET VALUE. The "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the NASDAQ National Market System, the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System, and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such system, or (c) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System, and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, the mean between the highest bid and lowest asked priced for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Plan Administrator by any method which it deems to be appropriate. The determination of the Plan Administrator shall be conclusive as to the Fair Market Value of the Common Stock.

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         (C)  CONSIDERATION.  The Option  exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the "Payment Date") of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, through an election to have shares of Common Stock otherwise issuable to the optionee withheld to pay the exercise price of such Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections
(i)-(iv) of this Section 7(c).

         (D) TAX WITHHOLDING.

             (i) Whenever Shares are to be issued or cash is to be paid under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for Shares or any proceeds; provided, however, that in the case of a participant who receives an Award of Shares under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 7 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

             (ii) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned Shares having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and (ii) of this Section 7(d).

             (iii) A participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Non-Qualified Stock Option, or the receipt of a Restricted Stock Award, Stock Award or Performance Share Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the

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Company by the  participant in cash or shall be withheld from the  participant's next regular paycheck.

             (iv) An election by a participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to
Section 7(d) must be in writing and delivered to the Company prior to the Tax Date.

      8. OPTIONS.

         (a) TERM OF OPTION. The term of each Option granted (other than an Option granted under Section 5(b) above) shall be for a period of no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power, of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

         (b) EXERCISE OF OPTIONS.

             (i) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted under this Plan (other than an Option granted pursuant to Section 5(b) above) shall be exercisable at such times and under such conditions as determined by the Plan Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall otherwise be permissible under the terms of this Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Plan Administrator, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to
Section 5(b) above, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of this Plan.

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         Exercise of an Option in any manner  shall  result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (ii) METHOD OF EXERCISE. An Optionee may exercise an Option, in whole or in part, at any time during the option period by the Optionee's giving written notice of exercise on a form provided by the Plan Administrator (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price in a manner provided for under Section
7(c) above. No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Optionee has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued or transferred.

             (iii) COMPANY LOAN OR GUARANTEE. Upon the exercise of any Option and subject to the pertinent Option agreement and the discretion of the Plan Administrator, the Company may at the request of the Optionee; (A) lend to the Optionee, with recourse, an amount equal to such portion of the option exercise price as the Plan Administrator may determine; or (B) guarantee a loan obtained by the Optionee from a third-party for the purpose of tendering the option exercise price.

         (c) TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR. An Option or SAR may be exercised in whole at any time, or in part from time to time, within such period or periods (not to exceed ten years from the granting of the Option in the case of an Incentive Stock Option) as may be determined by the Plan Administrator and set forth in the agreement (such period or periods being hereinafter referred to as the "Option Period"), provided that, unless the agreement provides otherwise:

             (i) If a participant who is an employee of the Company shall cease to be employed by the Company, all Options and SARs to which the employee is then entitled to exercise may be exercised only within three months after the termination of employment and within the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), within one year after termination of employment and within the Option Period. Notwithstanding the foregoing: (a) in the event that any termination of employment shall be for Cause (as defined herein) or the participant becomes an officer or director of, a consultant to or employed by a Competing Business (as defined herein), during the Option Period, then any and all Options and SARs held by such participant shall forthwith terminate; and(b) the Plan Administrator may, in its sole discretion, extend the Option Period of any Option or SAR for up to three years from the date of termination of employment regardless of the original Option Period. For purposes of the Plan, retirement shall mean the termination of employment with the Company, other than for Cause, at any time after the age 65.

         For purposes of this Plan, the term "Cause" shall mean (a) with respect to an individual who is party to a written agreement with the Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of employment thereunder by the Company, "cause" or "for

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cause" as  defined in such  agreement;  (b) in all other  cases (I) the  willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (II) the commission of an act of fraud in the performance of such person's duties to or on behalf of the Company; or (III) the continuing willful failure of a person to perform the duties of such person to the Company (other than a failure to perform duties resulting from such person's incapacity due to illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure is given
to  the  person  by  the  Board  of   Directors  of  the  Company  or  the  Plan
Administrator. For purposes of the Plan, no act, or failure to act, on the part of any person shall be considered "willful" unless done or omitted to be done by the person other than in good faith and without reasonable belief that the person's action or omission was in the best interest of the Company.

         For purposes of this Plan, the term "Competing Business" shall mean: any person, corporation or other entity engaged in the business of (a) providing translation and localization services, (b) Web site design or hosting services, or (c) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last year prior to termination of such person's employment, consultant relationship or directorship, as the case may be, hereunder.

             (ii) If a participant who is a director of the Company shall cease to serve as a director of the Company, any Options or SARs then exercisable by such director may be exercised only within three months after the cessation of service and within the Option Period unless such cessation was due to disability, in which case such optionee may exercise such Option or SAR within one year after cessation of service and within the Option Period. Notwithstanding the foregoing: (a) if any cessation of service as a director was the result of removal for Cause or the participant becomes an officer or director of, a consultant to or employed by a Competing Business during the Option Period, any Options and SARs held by such participant shall forthwith terminate; and (b) the Plan Administrator may in its sole discretion extend the Option Period of any Option or SAR for up to three years from the date of cessation of service regardless of the original Option Period;

             (iii) If the participant shall die during the Option Period, any Options or SARs then exercisable may be exercised only within one year after the participant's death and within the Option Period and only by the participant's personal representative or persons entitled thereto under the participant's will or the laws of descent and distribution;

             (iv) The Option or SAR may not be exercised for more shares (subject to adjustment as provided in Section 10) after the termination of the participant's employment, cessation of service as a director or the participant's death, as the case may be, than the participant was entitled to purchase thereunder at the time of the termination of the participant's employment or the participant's death; and

             (v) If a participant owns (or is deemed to own under applicable provisions of the Code and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company) and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option by its terms may not be exercisable after the expiration of five years from the date such Option is granted.

      9. TRANSFERABILITY OF OPTIONS. An Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution or as permitted by applicable Federal Securities laws, rules and regulations. Specifically, employees or consultants may transfer options to family members or family entities by gift or pursuant to a domestic relations order. For the purposes of this section, "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interests, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests. An Option shall also be transferable to the extent such transfer will not cause either the Option or the Plan to no longer qualify as an Incentive Stock Option under the Code or as meeting the requirements of Rule 16b-3.

      10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, the number of shares of Common Stock subject to each outstanding Option, the price per share of Common Stock covered by each such outstanding Option, and the number of Options that can be granted to any one individual participant shall be proportionately adjusted by the Plan Administrator for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or other similar transaction. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Plan Administrator. The Plan Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Plan Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

         (c) SALE OR MERGER. Immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option Agreement. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 50% of the voting power of the reorganized, merged or consolidated company. Voting power, as used in this Section 10(c), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

         (d) PURCHASED SHARES. No adjustment under this Section 10 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

         (e) NOTICE OF ADJUSTMENTS. Whenever the purchase price or the number or kind of securities issuable upon the exercise of the Option shall be adjusted pursuant to Section 10, the Company shall give each Optionee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the method by which such adjustment was calculated.

         (f) MITIGATION OF EXCISE TAX. If any payment or right accruing to an Optionee under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Optionee from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Plan Administrator may in each particular instance determine to (i) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (ii) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Plan Administrator may determine under the circumstances. Any such determination shall be made by the Plan Administrator in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Optionee. The Optionee shall cooperate as may be requested by the Plan Administrator in connection with the Plan Administrator's determination, including providing the Plan Administrator with such information concerning such Optionee as the Plan Administrator may deem relevant to its determination.

      11. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Plan Administrator makes the determination granting such Option. Notice of the determination shall be given to each employee, Consultant or non-employee director to whom an Option is so granted within a reasonable time after the date of such grant. If the Plan Administrator cancels, with the consent of the Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the canceled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under Section 7 so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the canceled Option was granted, unless the canceled Option shall have a new exercise price, in which case, the date of grant shall be the date the Plan Administrator makes the determination to grant the substituted Option.

      12. STOCK APPRECIATION RIGHTS. The Plan Administrator may, from time to time, subject to the provisions of the Plan, grant SARs to eligible participants. Such SARs may be granted (i) alone, (ii) simultaneously with the grant of an Option (either an Incentive Stock Option or Non-Qualified Stock Option) and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of an Option (either an Incentive Stock option or a Non-Qualified Stock Option) and in conjunction therewith or in the alternative thereto.

             (i) An SAR shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), (i) a number of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Plan Administrator in its sole discretion), (ii) an amount of cash, or (iii) any combination of shares of Common Stock and cash, as specified in the Request (but subject to the approval of the Plan Administrator in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of the Fair Market Value, on the day of such Request, of one share of Common Stock over the exercise price per share specified in such SAR or its related Option, multiplied by (ii) the number of shares of Common Stock for which such SAR shall be exercised.

             (ii) The exercise price of an SAR granted alone shall be determined by the Plan Administrator, but may not be less than the Fair Market Value of the underlying Common Stock on the date of grant. An SAR granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; PROVIDED, HOWEVER, that an SAR, by its terms, shall be exercisable only when the Fair Market Value of the Common Stock subject to the SAR and related Option exceeds the exercise price thereof.

             (iii) Upon exercise of an SAR granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of shares of Common Stock for which the related Option shall be exercisable shall be reduced by the number of shares of Stock for which the SAR shall have been exercised. The number of shares of Common Stock for which an SAR shall be exercisable shall be reduced upon any exercise of a related Option by the number of shares of Common Stock for which such Option shall have been exercised.

             (iv) Any SAR shall be exercisable upon such additional terms and conditions as may be prescribed by the Plan Administrator.

         Any election by a Holder to receive cash in full or partial settlement of a SAR, and any exercise of a SAR for cash, may be made only by a request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a request to receive cash in full or partial settlement of a SAR or to exercise such SAR for cash, the Plan Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request.

         If the Plan Administrator disapproves in whole or in part any election by a Holder to receive cash in full or partial settlement of a SAR or to exercise such SAR for cash, such disapproval shall not affect such Holder's right to exercise such SAR at a later date, to the extent that such SAR shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Plan Administrator. Additionally, such disapproval shall not affect such Holder's right to exercise any related Option or Options granted to such Holder Under the Plan.

      13. RESTRICTED STOCK AWARDS.

             (a) The Plan Administrator may grant Restricted Stock Awards to any officer, employee or Consultant of the Company and its Subsidiaries. A Restricted Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

             (b) Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the Stock subject to the Restricted Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Restricted Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 10(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 13(c) below.

             (c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award. If the Awardee or the Company, as the case may be, fails to achieve the designated goals or the Awardee's relationship with the Company is terminated prior to the expiration of the vesting period, the Awardee shall forfeit all shares of Stock subject to the Restricted Stock Award which have not then vested.

             (d) Unvested Restricted Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award.

      14. STOCK AWARDS. The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Plan Administrator) a Stock Award to any officer, employee or Consultant of the Company or its Subsidiaries, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions (a "Stock Award") under the Plan. Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

      15. Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Common Stock upon the attainment of specified performance goals. The Plan Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any officer, employee or Consultant of the Company or its Subsidiaries, including those who qualify for awards under other performance plans of the Company. The Plan Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Plan Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

      16. AMENDMENT AND TERMINATION OF PLAN.

         (a) AMENDMENT AND TERMINATION. The Board or the Plan Administrator may amend, waive or terminate this Plan, including any express provision contained herein, from time to time in such respects as it shall deem advisable; PROVIDED that, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other successor or applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Notwithstanding the foregoing, neither the provisions of Section 5(b) of this Plan, nor any other provisions pertaining to the automatic option grants to non-employee directors, shall be amended more than once every six months, other than to comport with changes in the Code or other applicable laws or any rules or regulations promulgated thereunder. The Plan shall terminate no later than October 31, 2004.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Plan Administrator, which agreement must be in writing and signed by the Optionee and the Company.

      17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      18. RESTRICTIONS ON SHARES. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Plan Administrator in its discretion may determine or provide in the grant. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (a) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (b) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Plan Administrator determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation in order for the Company or an affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Plan Administrator may otherwise require. The Plan Administrator may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

      19. STOCKHOLDER RIGHTS. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Subject to the preceding Section and upon exercise of the Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Optionee will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an agreement.

      20. BEST EFFORTS TO REGISTER. The Company may register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will, if it so determines, use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Plan Administrator determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Optionees.

      21. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan and the payment of all Restricted Stock Awards, Stock Awards and Performance Share Awards under this Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

      22. AGREEMENTS. Options, Stock Awards, Restricted Stock Awards and Performance Share Awards shall be evidenced by written agreements in such form as the Plan Administrator shall approve.

      23. INFORMATION TO AWARDEES. To the extent required by applicable law, the Company shall provide to each Awardee, during the period for which such Awardee has one or more Awards outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Awardee, and no Awardee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon or otherwise in connection with, the exercise of an Award.

      24. FUNDING. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.

      25. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as directors or as members of the Plan Administrator, the members of the Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that within 60 days after institution of any such action, suit or proceeding a Plan Administrator member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or by-laws, by contract, as a matter of law, or otherwise.

26. COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent ). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

      27. PARTICIPATION BY FOREIGN NATIONALS. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

      28. CONTROLLING LAW. This Plan shall be governed by the laws of the State of New York applicable to contracts made and performed wholly in New Jersey between New Jersey residents.